The UBS Funds

Summary Prospectus Supplement | June 30, 2020

Includes:

•  UBS Global Allocation Fund

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus with respect to the UBS Global Allocation Fund (the "Fund") series of The UBS Funds, dated October 28, 2019, as supplemented, as follows:

Effective June 18, 2020, Philip Brides no longer serves as a portfolio manager for the Fund, and Paul Lang is added as a portfolio manager to the Fund.

Therefore, the bullets under the heading "UBS Global Allocation Fund" and the sub-heading "Portfolio managers" on page 6 are deleted in their entirety and replaced by the following:

•  Nicole Goldberger, portfolio manager of the Fund since April 2020.

•  Paul Lang, portfolio manager of the Fund since June 2020.

•  Gian Plebani, portfolio manager of the Fund since 2017.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1064